UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2014

 L Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

(614) 415-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

L Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 22, 2014.  The matters voted upon, each of which is described in the 2014 Proxy Statement filed on March 26, 2014 (the “Proxy Statement”), and the results of the voting were as follows:

Election of Directors

Donna A. James, Jeffrey H. Miro, Michael G. Morris and Raymond Zimmerman were elected to the Board of Directors for a term of three years.  Of the 245,018,408 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Vote
Donna A. James	219,363,022	10,907,356	598,766	14,149,264
Jeffrey H. Miro	214,705,212	15,495,469	668,463	14,149,264
Michael G. Morris	220,593,741	9,609,951	665,452	14,149,264
Raymond Zimmerman	221,057,875	9,204,782	606,487	14,149,264

In addition, directors whose term of office continued after the Annual Meeting were: E. Gordon Gee, Dennis S. Hersch, David T. Kollat, William R. Loomis, Jr., Stephen D. Steinour, Allan R. Tessler, Abigail S. Wexner and Leslie H. Wexner.

Ratification of the Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the 2014 fiscal year was ratified, with 242,911,564 shares voting for the appointment, 1,544,626 shares voting against the appointment and 562,218 shares abstaining.

Advisory Vote on Executive Compensation

The compensation of the Company’s executive officers as described in the 2014 Proxy Statement was approved by the stockholders, on an advisory basis, with 212,031,976 shares voting for the Company’s executive compensation, 17,555,375 shares voting against the Company’s compensation, 1,281,793 shares abstaining and 14,149,264 broker non-votes. 92.35% of the shares voting on the proposal voted in favor of the proposal.

Stockholder Proposal Regarding Stockholder Action by Written Consent

The stockholder proposal regarding stockholder action by written consent was rejected by the stockholders, with 63,504,751 shares voting for the proposal, 166,035,232 shares voting against the proposal, 1,329,161 shares abstaining and 14,149,264 broker non-votes. 27.67% of the shares voting on the proposal voted in favor of the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L Brands, Inc.

Date: May 28, 2014	By	/s/ Douglas L. Williams
Name: Douglas L. Williams
Title: Executive Vice President & General Counsel